Deferred revenue	12 Months Ended
Dec. 31, 2021
Disclosure Of Deferred Revenue [Abstract]
Deferred revenue [Text Block]

17. Deferred revenue

On August 8, 2012 and November 4, 2013, Hudbay entered into precious metals stream transactions with Wheaton whereby Hudbay has received aggregate deposit payments of $455,100 against delivery of (i) 100% of payable gold and silver from the 777 mine until the end of 2016, and delivery of 50% of payable gold and 100% of payable silver for the remainder of the 777 mine life; and aggregate deposit payments of $429,900 against the delivery of (ii) 100% of payable silver and 50% of payable gold from Peru's production.

In addition to the aggregate deposit payments of $885,000, as gold and silver is delivered under the stream agreements, Hudbay receives cash payments equal to the lesser of (i) the market price and (ii) $400 per ounce (for gold) and $5.90 per ounce (for silver), subject to 1% annual escalation after three years, from the inception of the agreement.

Hudbay recorded the deposits received as deferred revenue and recognizes amounts in revenue as gold and silver are delivered under the stream agreements. Hudbay determines the amortization of deferred revenue to the consolidated income statements on a per unit basis using the estimated total number of gold and silver ounces expected to be delivered under the stream agreements over the life of the 777 and Constancia/Pampacancha life-of-mine plans. Hudbay estimates the current portion of deferred revenue based on deliveries anticipated over the next twelve months.

Hudbay has determined that precious metals stream contracts are subject to variable consideration and contain a significant financing component. As such, the Company recognizes a financing charge at each reporting period and will gross up the deferred revenue balance to recognize the significant financing element that is part of these contracts. Hudbay's streaming arrangements are secured against the mining properties and other business unit assets associated with the applicable stream.

777 Stream Agreement

For the year ended December 31, 2021, the drawdown rates for the 777 stream agreement for gold and silver were CA$1,578 and CA$30.38 per ounce, respectively (year ended December 31, 2020 - CA$1,589 and CA$30.63 per ounce, respectively).

As part of the streaming agreement for the 777 mine, Hudbay must repay, with precious metals credits, the stream deposit by August 1, 2052, the expiry date of the agreement. If the stream deposit is not fully repaid with precious metals credits from 777 production by the expiry date, a payment for the remaining amount will be due at the expiry date of the agreement. Given the remaining mine life is less than 12 months, Hudbay estimates that a portion of the stream deposit will not be repaid by means of precious metals credits from 777 production. As at December 31, 2021, the estimated repayment amount was reclassified to a refund liability (note 14), which is and will be discounted at the 9.0% rate inherent in the original 777 stream agreement and accreted over the remaining term of the agreement.

Peru Stream Agreement

During the second quarter of 2021, an amendment to the Peru gold stream was signed with Wheaton. The amendment eliminates the requirement to deliver 8,020 ounces of gold to Wheaton for not mining four million tonnes of ore from the Pampacancha deposit by June 30, 2021. In consideration for the elimination of this delivery obligation, Hudbay has agreed to increase the fixed gold recoveries that apply to Constancia ore production from 55% to 70% until December 31, 2025, which matches the fixed recovery rate that applies to Pampacancha production. In addition, Wheaton agreed that if Hudbay mined and processed four million tonnes of ore from the Pampacancha deposit by December 31, 2021, it would make an additional deposit payment of $4,000. As such, Hudbay revised its estimate of the remaining number of gold ounces expected to be delivered under the Peru streaming arrangement. Based on the nature of the amendment to the streaming agreement, it was determined that this contract modification should be treated as a termination of the existing contract and creation of a new contract. The accounting for such a modification is fully prospective.

As a result of the contract modification, the transaction price has been redetermined and the discount rate used to compute the significant financing component has been reassessed as of May 1, 2021. Under IFRS 15, the significant financing component is recognized as a financing charge at each reporting period and grosses up the deferred revenue balance to recognize the significant financing element that is inherent in the contract. Discount rates are significantly lower than compared to when the original contract was initiated which has resulted in lower amortized revenues and lower interest accretion expense from the date of modification.

Effective May 1, 2021, the drawdown rate for the Peru stream agreement for gold was $762 per ounce and prior to May 1, 2021 the drawdown rate for gold was $990 per ounce (year ended December 31, 2020 - $976 per ounce). Effective May 1, 2021 the drawdown rate for the Peru stream agreement for silver was $15.64 per ounce and prior to May 1, 2021 the drawdown rate for silver was $21.86 per ounce (year ended December 31, 2020 - $21.52 per ounce).

As at December 31, 2021 Hudbay had mined and processed four million tonnes of ore from the Pampacancha deposit and, as such, Hudbay received an additional deposit payment of $4,000 in the fourth quarter of 2021.

The following table summarizes changes in deferred revenue:

Balance, January 1, 2020	$563,756
Amortization of deferred revenue
Liability drawdown	(67,263)
Variable consideration adjustments - prior periods	(6,668)
Accretion on streaming arrangements
Current year additions	60,362
Variable consideration adjustments - prior periods	(3,692)
Effects of changes in foreign exchange	189
Balance, December 31, 2020	$546,684
Amortization of deferred revenue
Liability drawdown	(71,519)
Variable consideration adjustments - prior periods	(1,617)
Accretion on streaming arrangements (note 5g)
Current year-to-date additions	42,060
Variable consideration adjustments - prior periods	594
Reclass of refund liability (note 14)	(5,424)
Stream deposit	4,000
Effects of changes in foreign exchange	548
Balance, December 31, 2021	$515,326

Consideration from the Company's stream agreement is considered variable. Gold and silver stream revenue can be subject to cumulative adjustments when the number of ounces to be delivered under the contract changes. As a result of changes in the Company's mineral reserve and resource estimate in the first quarter of 2021, the amortization rate by which deferred revenue is drawn down into income was adjusted and, as required, a current period catch up adjustment is made for all prior period stream revenues since the stream agreement inception date. This variable consideration adjustment resulted in an increase in revenue of $1,617 and an increase of finance expense of $594 for the year ended December 31, 2021.

During the year ended December 31, 2020, the Company recognized an adjustment to gold and silver revenue and finance costs due to a net increase in the Company's mineral reserve and resources estimates coupled with a change to the 777 mine plan. This variable consideration adjustment resulted in an increase in revenue of $6,668 and reversal of finance expense of $3,692 for the year ended December 31, 2020.

Deferred revenue is reflected in the consolidated balance sheets as follows:

	Dec. 31, 2021	Dec. 31, 2020
Current	$88,963	$102,782
Non-current	426,363	443,902
	$515,326	$546,684